UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2025
Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

Georgia (State of incorporation)	333-192954 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)
2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)		30084-5336 (Zip Code)

Registrant’s telephone number, including area code (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	N/A	N/A

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2025, our board of directors appointed Richard D. Wallen as our new Executive Vice President and Chief Operating Officer. Mr. Wallen will assume this role effective March 31, 2025.

Mr. Wallen, 54, has more than 30 years of energy generation experience. From 2017 to February 2025, he was the Chief Executive Officer and General Manager of the Grant County Public Utility District in Washington and was responsible for providing power to more than 50,000 meters across Grant County. From 2014 to 2017, Mr. Wallen was with Oglethorpe as our Plant General Manager and Combustion Turbine Fleet Manager and was responsible for operating our combustion turbine facilities. Prior to that he worked for Siemens Energy Inc., Duke Energy, Dominion Energy and Carolina Power and Light. Before moving to the utility industry, Mr. Wallen served as a Chief Mechanical Operator with the U.S. Navy for eleven years and was a nuclear power plant operator aboard the USS Enterprise. He earned his bachelor’s degree from West Virginia University and received a master’s degree in business management from Clayton State University.

Mr. Wallen’s annual salary will be $525,000. We will also pay Mr. Wallen $65,625 to cover expected relocation expenses in addition to paying direct moving expenses. In addition, Mr. Wallen will be eligible to participate in our performance pay plan and receive health, welfare and retirement benefits and certain perquisites.

Item 7.01    Regulation FD Disclosure.

On February 6, 2025, we issued a press release regarding Mr. Wallen’s appointment. The press release is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

99.1 Press Release, dated February 6, 2025
104 Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date:	February 7, 2025	By:	/s/ Annalisa M. Bloodworth
Annalisa M. Bloodworth
President and Chief Executive Officer